Business Combinations	8 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations

Note 5 - Business Combinations

On March 24, 2023, we acquired all of the assets of Roost Enterprises, Inc. (“Rhove”). The acquisition was made to expand our market share in the real estate category and capitalize on the synergies of product lines and services between the Companies.

The acquisition of Roost Enterprises, Inc., a real estate technology solutions provider, includes Rhove’s Syndication Platform and related intellectual property. The purchase price involved cash payments of $25,000 to Silicon Valley Bank (“SVB”), $50,000 towards acquisition transaction expense, 49,029 shares of common stock to SVB, 1,263,000 shares of common stock to the common stockholders of Rhove, and the option for the same stockholders to purchase 1,263,000 shares of common stock at the fair value of $10 per share. Drive Capital and its funds became investors of reAlpha, and Rhove’s CEO, Calvin Cooper, and Rhove’s CTO, Greg Miller, both joined reAlpha in advisory roles.

We estimated fair values on March 24, 2023, for the preliminary allocation of consideration to the net tangible and intangible assets acquired and liabilities assumed in connection with the Rhove acquisition subject to measurement period adjustments. During the measurement period, we obtained a purchase price allocation report from a consulting firm to assist in finalizing the fair value of assets acquired and liabilities assumed. Accordingly, the fair value measurements and adjustments are noted below.

Assets Acquired:	Initial Amounts Recognized as of the acquisition date	Measurement Period Adjustment	Final Amounts Recognized as of the acquisition date
Cash	123,594	-	123,594
Cap software develop/Intangible assets	7,946,844	(6,827,844)	1,119,000
Trademark	-	34,000	34,000
Customer Relationship	-	104,000	104,000
Other current assets	148,321	-	148,321
Total Assets Acquired	8,218,759	(6,689,844)	1,528,915
Liabilities assumed:
Accounts payable	96,207	-	96,207
Accrued expenses payable	5,500	-	5,500
Membership Contributions	7,696	(7,696)	-
Venture debt/loc 1	100,000	-	100,000
Total Liabilities Assumed	209,403	(7,696)	201,707
Total identifiable net assets	8,009,356	(6,682,148)	1,327,208
Purchase price	13,145,250	5,512,000	18,657,250
Goodwill - Excess of the purchase price over fair value of net assets acquired on acquisition date	5,135,894	12,194,148	17,330,042

Subsequent to the acquisition date, the Company made a measurement period adjustment to the preliminary purchase price allocation, which resulted in an increase of goodwill of $12,194,148.

The determination of the fair value for the acquired business employed the Income Approach, specifically the Discounted Cash Flow (DCF) method. This method involves assessing the present value of anticipated future cash flows from the acquired business. These cash flows are discounted at the Weighted Average Cost of Capital (WACC), which represents the necessary return on the combined entity’s equity and debt. The WACC is weighted by the respective proportions of equity and debt in the overall capital structure.

For the fair valuation of patents and developed technology, the Relief from Royalty Method was applied. The estimation of the economic useful life of these assets took into account factors outlined in ASC 350-30-35-3. Trademarks’ fair value was determined using the Relief-from-Royalty Method. Customer relationships were valued through the Multi-Period Excess Earnings Model (MPEEM), which calculates the present value of excess earnings attributed to these relationships over their estimated remaining useful life. Assembled workforce is not recognized separately from goodwill, as it lacks separability and contractual nature.

Purchase Price Allocation

The acquisition was accounted for as a business combination in accordance with ASC Topic 805, Business Combinations. The purchase price allocation above was allocated to the tangible and intangible assets acquired and liabilities assumed based on management estimated fair values as of the acquisition date. Goodwill was calculated as the excess of the consideration transferred over the net assets recognized and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The factors that contributed to the recognition of goodwill primarily relate to acquisition-driven synergies.

The final purchase price allocation includes $1,257,000 of acquired identifiable intangible assets, all of which have finite lives. The fair value of the identifiable intangible assets has been estimated by using the income approach through a discounted cash flow analysis of future cash flow projections. The intangible assets are being amortized over their estimated useful lives on either a straight-line basis. The determination of the useful lives is based upon various industry studies, historical acquisition experience, economic factors, and future forecasted cash flows of the Company following the acquisition of Rhove.

The purchase price allocation to identifiable intangible assets acquired subject to amortization consists of the following:

	Estimated Useful Life (in years)	Gross Value	Accumulated Amortization	Net Book Value
Definite Lived Intangible Assets:
Technology	5	$1,119,000	$235,860	$883,140
Customer and other relationships	8	104,000	13,134	90,866
Trade names	2	34,000	10,044	23,956
Balance, December 31, 2023		$1,257,000	$259,038	$997,962

We estimate amortization expense for the next five years and beyond will be as follows:

Years Ending December 31:	Amount
2024	$257,722
2025	233,766
2026	233,766
2027	233,766
2028	12,980
Thereafter	25,962
Total	$997,962

Stock Option Awards

Stock options granted in acquisition of Rhove deal with an exercise price of $10 and a two year exercise period from the date of grant. We recorded stock options based on purchase price allocation report fair value of the options on the grant date using the Black-Scholes option-pricing model. The model uses various assumptions, including a risk-free interest rate, the expected term of the options, the expected stock price volatility, and the expected dividend yield.

	Options	Weighted average exercise price	Weighted average remaining contractual life (in years)
Outstanding and exercisable as of December 31, 2023	1,263,000	$10	1.23

(Unaudited) Pro Forma Financial Information

The following condensed unaudited pro forma consolidated results of operations for the Company for the eight months ended December 31, 2023 and for the years ended April 30, 2023, and 2022 present the results of operations of the Company and Rhove as if the acquisition occurred on May 1, 2022.

	December 31,	April 30,	April 30,
	2023	2023	2022
Revenue	$121,690	$419,412	$305,364
Operating costs and expenses	(6,460,312)	(7,256,469)	(9,609,986)
Income from operations	(6,338,622)	(6,837,057)	(9,304,622)
Other Income (Expense)	5,291,649	99,415	123,136
Net income/(Loss)	$(1,046,973)	$(6,737,642)	$(9,181,486)

The unaudited pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.